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                                                                       Exhibit D

                       CARDINAL INVESTMENT COMPANY, INC.
                            POOLED INVESTMENT TRUST
                [As Amended and Restated as of January 1, 1989]

                             Declaration of Trust
                             --------------------


     THIS AGREEMENT, executed this 1st day of November, 1991, and effective as of January 1, 1989, by and between Cardinal Investment Company, Inc., a corporation organized under the Texas Business Corporation Act, having its principal office in Dallas, Texas (hereinafter referred to as the "Company"), and Edward W. Rose III (hereinafter referred to as the "Trustee").

                             W I T N E S S E T H :

     WHEREAS, the Board of Directors of the Company adopted the Cardinal Investment Company, Inc. Pooled Investment Trust (the "Pooled Trust") effective as of August 1, 1988 which was intended to establish a pooled investment trust that would qualify under the Internal Revenue Code; and

     WHEREAS, the Company and the Trustee desire to amend and restate the Pooled Trust to allow the funds from qualified employee benefit plans, whether or not sponsored by the Company, to be held in the Pooled Trust; and

     WHEREAS, the Company and other Employers, as defined below, will or have established one or more employee benefit plans and related trusts which are intended to be qualified under Sections 401(a) and 501(a) of the Internal Revenue Code and desire to invest jointly all or a portion of the assets of such plans; and

     WHEREAS, the Board of Directors of the Company has duly authorized the execution of this Agreement which is intended to amend, restate and continue the Pooled Trust as a qualified trust under the Internal Revenue Code; and

     WHEREAS, the Trustee is willing to act as Trustee hereunder;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Unless by the context hereof a different meaning is clearly indicated, wherever used in this Agreement, the following words shall have the meanings hereinafter set forth:

     Sec. 1.1  "Company" shall mean Cardinal Investment Company, Inc. or any
                -------
successor entity which may be substituted for the Company.

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     Sec. 1.2   "Employer" shall mean the Company and any other employer on
                 --------
behalf of whose employees a Participating Trust has been established and which is approved by the Trustee as an Employer hereunder.

     Sec. 1.3   "Trustee" shall mean Edward W. Rose III, or any successor
                 -------
trustee or trustees appointed pursuant to the provisions of Section 6.12.

     Sec. 1.4   "Pooled Trust" shall mean the Cardinal Investment Company, Inc.
                 ------------
Pooled Investment Trust and all assets of whatsoever kind and nature from time to time held by the Trustee under this Agreement without distinction as to income or principal.

     Sec. 1.5   "Participating Trust" shall mean a trust pursuant to an employee
                 -------------------
benefit plan established by an Employer and participating in the Pooled Trust pursuant to Article II.

     Sec. 1.6   "Trustee of a Participating Trust" shall mean a trustee or
                 --------------------------------
trustees appointed to act under a Participating Trust, who have authority to direct the payment of assets held in a Participating Trust or otherwise have administrative authority under a Participating Trust.

     Sec. 1.7   "Fiscal Year" shall mean the twelve month period beginning
                 -----------
January 1 and ending December 31 of each year.

     Sec. 1.8   "Valuation Date" shall mean the last business day of the Fiscal
                 --------------
Year, and any other valuation date established by the Trustee pursuant to
Section 4.3.

     Sec. 1.9   "Investment Unit" shall mean a unit of participation in the
                 ---------------
Pooled Trust, as described in Article III.

     Sec. 1.10   "Unit Value" shall mean the monetary value of an Investment
                  ----------
Unit in the Pooled Trust, as described in Section 3.3.

     Sec. 1.11  "Agreement" shall mean this Declaration of Trust and all
                 ---------
amendments or supplements hereto, creating and describing the Pooled Trust.

     Sec. 1.12  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                 ----
Reference to a section of the Code shall include that section and any comparable section of any future legislation that amends, supplements, or supersedes said section.

     Sec. 1.13  Gender and Number.  Except as otherwise indicated by the
                -----------------
context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the definition of any term herein in the singular shall also include the plural, and vice versa.

                                  ARTICLE II

                        REQUIREMENTS FOR PARTICIPATION
                        ------------------------------

     Sec. 2.1   Eligibility.  A trust is eligible to participate if the
                -----------
following requirements are satisfied:

                (a) The trust is a qualified pension or profit sharing trust under Section 401(a) of the Code, and is exempt from taxation under Section 501(a) of the Code and has received a letter of

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     determination to that effect from the appropriate District Director of
     Internal Revenue. If a request for a letter of determination is pending, the Trustee may in his discretion determine that the trust is eligible.

                (b) The governing instrument of the trust expressly permits investment of the trust's assets in the Pooled Trust.

                (c)  An Employer has established the trust.

     Sec. 2.2   Participation.  An eligible trust will become a Participating
               -------------
Trust after the following:

                (a) The trustee of the eligible trust delivers to the Trustee a written statement that the eligible trust desires to participate, and transfers assets to the Pooled Trust.

                (b) The Trustee has approved the participation of the applying eligible trust. Acceptance of assets shall constitute approval by the Trustee.

     Sec. 2.3   Additional Investments.  A Participating Trust, through its
                ----------------------
trustee, may invest additional assets in the Pooled Trust by transferring the assets to the Trustee.

     Sec. 2.4   Interests Non-Transferable.  Units of participation and other
                --------------------------
interests in the Pooled Trust may not be transferred or conveyed by any Participating Trust except by virtue of a succession of trustees for a Participating Trust.

                                 ARTICLE III

                           VALUATION AND ALLOCATION
                           ------------------------


     Sec. 3.1   Accounts.  The Trustee shall maintain accounts for each
                --------
Participating Trust and shall reflect their respective interests in the Pooled Trust by showing the number of Investment Units which have been allocated to the account of each Participating Trust.

     Sec. 3.2   Allocation of Contributions.  As of the first Valuation Date
                ---------------------------
following a transfer of assets of a Participating Trust to the Pooled Trust pursuant to Section 2.2 or 2.3, the Trustee shall allocate to the Participating Trust's account a number of Investment Units to be determined by dividing the value of the transferred assets by the Unit Value as of the Valuation Date.

     Sec. 3.3   Valuation of Pooled Trust; Unit Value.  Within ten business days
                -------------------------------------
after each Valuation Date, the Trustee shall value the assets of the Pooled Trust as of the Valuation Date by determining the fair market value of the Pooled Trust before any additions or withdrawals, following the valuation criteria set forth in Section 3.5, after allowing for all accrued expenses. The Trustee shall then determine the Unit Value of an Investment Unit by dividing the value of the Pooled Trust determined according to the previous sentence by the total number of Investment Units which have been allocated to all accounts. The initial Unit Values, determined before there are any Participating Trusts, shall be set by the Trustee. The Trustee shall retain in the Pooled Trust all income received on the assets thereof.

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     Sec. 3.4   Changing Unit Value.  The Trustee may from time to time increase
                -------------------
or decrease the value of an Investment Unit and make corresponding adjustments to the number of Investment Units allocated to each Participating Trust's account so that the total value of the Investment Units allocated to each account is not changed by the adjustments.

     Sec. 3.5   Valuation Criteria.  The Trustee shall utilize the following
                ------------------
criteria in valuing the Pooled Trust:

                (a) The value of an equity or debt security listed on a national securities exchange is the reported price of the last sale made on the Valuation Date. If no sales on the Valuation Date are reported, the value is the last reported sales price on the last day prior to the Valuation Date on which there was a sale.

                (b) The value of a security not described in paragraph (a) is the mean between the last bid and asked prices in the over-the-counter market on the Valuation Date. If no bid and asked prices on the Valuation Date are available, the last bid and asked prices available for the last day prior to the Valuation Date for which bid and asked prices are available shall be used. The Trustee may obtain bid and asked prices from published sources or from a broker, dealer, investment banker, or quotation service. If no bid and asked prices are available, or if the Trustee determines that bid and asked prices do not fairly represent the value of the security involved, the securities shall be valued pursuant to paragraph
     (d).

                (c) The value of a United States Savings Bond is the amount for which it may be redeemed on the Valuation Date.

                (d) The value of any other asset is its fair market value on the Valuation Date, taking into account unrealized appreciation or depreciation and accrued, potential or other expenses. In determining fair market value, the Trustee may consult with such persons and consider such factors as the Trustee deems appropriate.

The Trustee's valuation of the Pooled Trust shall be conclusive.

                                  ARTICLE IV

                                  ACCOUNTING
                                  ----------

     Sec. 4.1   Audit of Pooled Trust and Report.  Each year, as of the end of
                --------------------------------
the Fiscal Year or more frequently if authorized pursuant to Section 4.3, the Trustee shall effect an internal audit of the Pooled Trust and prepare a report thereon. The Trustee shall make copies of the report or of a summarized version of the report available to Participating Trusts and other appropriate persons as provided in Section 6.1. After the expiration of 90 days from its delivery to a Participating Trust, the report will be conclusive upon such trust and all persons with an interest in the Participating Trust unless the Trustee has received an objection to the report during that period.

     Sec. 4.2   Order of Valuation Date Procedures.  Calculations,
                ----------------------------------
determinations, and actions which this Agreement requires of the Trustee as of a Valuation Date shall be performed with respect to the assets of the Pooled Trust in the following order:

                (a) Determine the value of the Pooled Trust and the Unit Value pursuant to Section 3.3.

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                (b)  Change the Unit Value and the number of Investment Units of each Participating Trust pursuant to Section 3.4.

                (c)  Effect withdrawals pursuant to Section 7.1.

                (d)  Effect withdrawals pursuant to Section 7.2.

                (e)  Give effect to amendments adopted pursuant to Section 9.1.

                (f) Change account balances to reflect contributions pursuant to Section 3.2.

     Sec. 4.3   Additional Valuation Dates.  The Trustee may designate such
                --------------------------
additional Valuation Dates as it may determine to be in the best interests of the Participating Trusts.

                                   ARTICLE V

                                  INVESTMENTS
                                  -----------

     Sec. 5.1   Investments Allowed.  Subject to the provisions of this Article,
                -------------------
the Trustee shall receive, hold and manage the assets in the Pooled Trust and shall invest and reinvest the principal and income of the Pooled Trust and shall keep such assets invested, without distinction between principal and income, in investments the Trustee determines to be in the best interest of the Pooled Trust. The Trustee may, directly or through investment managers and in its sole discretion, make investments of the funds in the Pooled Trust in property of any kind, real, personal or mixed, and whether tangible or intangible, and the decision of the Trustee as to whether or not any particular investment is of a type suitable for purchase by the Pooled Trust shall be conclusive on all persons. The Trustee may hold any portion of the Pooled Trust in cash and uninvested whenever it deems such holding necessary or advisable.

     Sec. 5.2   Investment Restraints Imposed.  The Trustee may not make an
                -----------------------------
investment which would if made by the Participating Trust result in loss of qualification of the Participating Trust for exemption from taxation under
Section 501(a) of the Code or constitute a prohibited transaction under Section 4975 of the Code. The Trustee may not make an investment prohibited by Sections 10 through 14 of the Texas Trust Act.

                                  ARTICLE VI

                                  THE TRUSTEE
                                  -----------

     Sec. 6.1   Accounting.  The Trustee shall maintain adequate books and
                ----------
records reflecting all transactions affecting the Pooled Trust, which books and records shall be open at all reasonable times to the inspection of the trustee of a Participating Trust or its authorized representatives and any Employer. Furthermore, the Trustee shall furnish the trustee of a Participating Trust, at least annually, statements showing the assets then held in the Pooled Trust on behalf of such Participating Trust and showing all transactions in the Pooled Trust since the last preceding statement for the benefit of such Participating Trust.

     Sec. 6.2   Removal and Resignation.  The Company may remove any person or
                -----------------------
corporation acting as Trustee at any time by sixty (60) days' written notice to the Trustee unless the Trustee waives the requirement of notice, and the Trustee may resign at any time by sixty (60) days' written notice to the Company unless the Company waives the requirement of notice. In event of the removal or resignation of

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the Trustee, the Company shall appoint a successor Trustee, effective concurrently with the effective date of such removal or resignation, and such successor Trustee shall furnish to the Company written acceptance of his appointment.

     Sec. 6.3   Successor Trustee and Transfer of Title.  Neither removal nor
                ---------------------------------------
resignation of the Trustee shall constitute termination of the Pooled Trust. Title to all property and such records or true copies of records as are necessary to the management of the assets of the Pooled Trust held by the former Trustee shall vest in any successor Trustee, without the execution or filing of any further instrument. A resigning or removed Trustee shall execute all such instruments and do all such acts as are necessary to vest title in any successor Trustee. A successor Trustee shall have, exercise and enjoy all the powers and authority herein conferred upon its predecessor. No successor Trustee shall be obligated to examine the accounts, records and acts of any previous Trustee or Trustees, and no successor Trustee will in any way be responsible for any action or omission to act on the part of any previous Trustee. A corporation resulting from a merger or consolidation to which any corporate Trustee is a party, or succeeding to the trust business of any corporate Trustee, or to which substantially all of the trust assets of any corporate Trustee are transferred, will succeed to the interests of the Trustee under this Agreement without any further act or formality, and without the requirement of any notice.

     Sec. 6.4   Reliance by Trustee.  The Trustee may rely upon any notice,
                -------------------
certificate, letter, telegram, or other paper or document believed by it to be genuine or upon any evidence believed by it to be sufficient, in making any payment or in taking any action whatsoever hereunder.

     Sec. 6.5   Bonding.  The Trustee shall not be required to furnish any bond
                -------
or security for the performance of its powers and duties hereunder unless a bond is a requirement of law which cannot be waived.

     Sec. 6.6   Compensation.  The Trustee shall receive reimbursement for its
                ------------
reasonable expenses incurred in connection with the administration, management and investment of the Pooled Trust but shall receive no compensation for its services as Trustee if the Trustee is a full-time employee of the Company or any Employer. Any Trustee who is not a full-time employee of the Company or any Employer may be paid reasonable compensation commensurate with the services and responsibilities involved hereunder from time to time.

     Sec. 6.7   Expenses.  The Trustee may employ counsel, brokers or agents and
                --------
may pay for their services and any other reasonable expenses incurred by the Trustee from the Pooled Trust. In the event the Pooled Trust incurs any expenses which in the Trustee's determination should fairly be charged to the Investment Units allocated to a Participating Trust and not to the Participating Trusts as a group, the Trustee shall reduce the Investment Units allocated to such Participating Trust valued as of the Valuation Date which next follows the date such expenses were paid, by the number of Investment Units equivalent in value to the amount of the expenses, and shall not include such expenses in determinations of value pursuant to Article III.

     Sec. 6.8   Ancillary Trustee.  Whenever and as often as the Trustee deems
                -----------------
such action desirable, it may by written instrument appoint any person or corporation in any state of the United States to act as ancillary trustee with respect to any portion of the Pooled Trust assets then held or about to be acquired on behalf of the Pooled Trust. Each ancillary trustee shall have such rights, powers, duties and discretions as are delegated to it by the Trustee, but shall exercise the same subject to the limitations or further directions of the Trustee as shall be specified in the instrument evidencing its appointment. The ancillary trustee may resign or may be removed by the Trustee, as to all or any portion of the assets so held at any time or from

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time to time, by written instrument delivered one to the other, and the Trustee may thereupon appoint another ancillary trustee or successor to whom the assets shall be transferred, or may itself receive such assets in termination of the ancillary trusteeship to that extent. Such ancillary trustee shall be accountable solely to the Trustee and shall be entitled to reasonable compensation.

     Sec. 6.9   Trustee's Powers.  In addition to powers granted to the Trustee
                ----------------
by law and those granted elsewhere in this Agreement, the Trustee shall have the following powers:

                (a) With respect to securities held hereunder, the Trustee may vote the same in person or by proxy, may join in any merger, reorganization, or capital adjustment, may exercise or sell any conversion, subscription or similar rights, and may hold any assets hereunder in the name of its nominee or unregistered.

                (b) The Trustee may sell, convey, exchange, encumber, lease, and otherwise deal with and dispose of the assets of the Pooled Trust upon such terms and conditions as it deems for the best interest of those interested in the Pooled Trust.

                (c) The Trustee may execute any and all deeds, conveyances, leases, transfers, proxies and other documents which it believes necessary or advisable in the administration of the Pooled Trust.

                (d) The Trustee may pay or contest any tax or other governmental charge involving any assets held hereunder or the income therefrom and may pay the taxes and expenses thus incurred as an expense of the Pooled Trust.

                (e) The Trustee may enforce rights, obligations or claims and in general may protect in any way the interest of the Pooled Trust either before or after default. The Trustee may abstain from enforcement of rights, obligations or claims and may abandon property held by it, if the Trustee considers such action to be in the best interest of the Pooled Trust.

                (f) The Trustee may continue to exercise its powers as Trustee for a reasonable time after the termination of the Pooled Trust pursuant to Section 8.1.

     Sec. 6.10  Applicable Law.  Although it is intended that the foregoing
                --------------
powers of the Trustee be applicable hereunder, it is also intended that all provisions of the Texas Trust Act, and any amendments thereto, not inconsistent with the above enumerated powers or other provisions of this Agreement, shall be applicable in the administration of the Pooled Trust.

     Sec. 6.11  Reliance on Trustee and Others.  Persons dealing with the
                ------------------------------
Trustee and any ancillary trustee are not required to inquire into the authority of such persons or the propriety of the decisions thereof, and are not required to investigate the application of assets delivered to the Trustee or ancillary trustee.

     Sec. 6.12  Number and Appointment of Trustees.  The Board of Directors of
                ----------------------------------
the Company shall appoint the Trustee. The number may be increased or decreased at any time, and a new Trustee may be appointed to succeed a prior Trustee, or to increase the number of Trustees, at any time by the Board of Directors of the Company.

     Sec. 6.13  Procedure for Action.  If more than one Trustee be appointed,
                --------------------
such Trustees shall establish their own rules of procedure and may delegate authority to act to one or more of such Trustees. A copy of

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a resolution or action taken by the Trustees certified by any one of the
Trustees may be relied upon by any person dealing with the Pooled Trust.

                                  ARTICLE VII

                                  WITHDRAWALS
                                  -----------

     Sec. 7.1   Voluntary Withdrawal.  A Participating Trust may  withdraw all
                --------------------
or a part of its account balance from the Pooled Trust. The withdrawal will be effective as of the first Valuation Date which is more than five days after receipt by the Trustee of written notice from the trustee of the Participating Trust. The notice shall specify the amount of the Participating Trust's account balance to be withdrawn, which may be stated in terms of Investment Units, percentage of account balance, or a fixed dollar amount. The notice shall by its terms be irrevocable. As of the effective date of the withdrawal, the Trustee shall decrease the Participating Trust's account by the amount withdrawn. As soon as practicable after the effective date of the withdrawal, the Trustee shall distribute the amount withdrawn to the Participating Trust pursuant to
Section 7.3.

     Sec. 7.2   Withdrawal If No Longer Eligible.  The entire account of a
                --------------------------------
Participating Trust shall be withdrawn and the Participating Trust's participation terminated effective as of the first Valuation Date following the date the Trustee determines that the Participating Trust no longer satisfies the eligibility requirements set forth in Section 2.1. As soon as practicable after the effective date of the withdrawal, the Trustee shall distribute to the withdrawing Participating Trust the full amount of the Participating Trust's account pursuant to Section 7.3.

     Sec. 7.3   Procedure Upon Withdrawal.  When the Trustee is required to
                -------------------------
distribute an amount to a Participating Trust pursuant to Section 7.1, 7.2, or 8.1, the Trustee may make the distribution in money or in other property, in its discretion. For the purpose of determining the amount distributed, property other than money shall be valued at its fair market value on the date of the distribution as determined by the Trustee following the valuation criteria set forth in Section 3.5.

                                 ARTICLE VIII

                                  TERMINATION
                                  -----------

     Sec. 8.1   Termination by the Company.  The Board of Directors of the
                --------------------------
Company may terminate the Pooled Trust at any time. Upon termination, the Trustee shall value the assets of the Pooled Trust in accordance with Sec. 3.5, and distribute the assets of the Pooled Trust, less amounts retained to meet liabilities, to the Participating Trusts in proportion to their account balances. Amounts retained to meet liabilities which are not ultimately used in satisfaction of liabilities of the Pooled Trust shall be distributed in the same proportion when the Trustee determines that the Pooled Trust no longer has liabilities.

     Sec. 8.2   Rule Against Perpetuities.  If the Pooled Trust does not
                -------------------------
terminate sooner according to the provision of this Agreement, it will terminate upon the expiration of the maximum duration allowed a trust of this kind under Texas law.

                                  ARTICLE IX

                                   AMENDMENT
                                   ---------

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     Sec. 9.1   Amendment.  This Agreement may be amended or modified by the
                ---------
Board of Directors of the Company. An amendment will take effect on the first Valuation Date after receipt by the Trustee of a copy of the amendment, unless the Trustee agrees to a different effective date. No amendment may directly or indirectly operate to reduce the interest of a Participating Trust in the Pooled Trust.

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                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     Sec. 10.1  No Diversion.  The Pooled Trust is being established for the
                -------------
exclusive benefit of employees of an Employer, and except to the extent permitted hereunder or under the applicable Participating Trusts at no time may any part of the assets of the Pooled Trust which belong to any Participating Trust ever be used for or diverted to purposes other than for the exclusive benefit of the employees or their beneficiaries who are entitled to benefits under such Participating Trust.

     Sec. 10.1  Assignment Prohibition.  No Trustee of a Participating Trust
                ----------------------
shall have the right to assign or transfer any part of its equity or interest in the Pooled Trust.

     Sec. 10.3  Texas Law Governs.  This Agreement will be interpreted and
                -----------------
enforced according to the laws of Texas and is maintained at all times as a domestic trust in the United States.

     IN WITNESS WHEREOF, the instrument has been executed as of the day and year specified above.


                             CARDINAL INVESTMENT COMPANY, INC.



                             By:------------------------------
                                Edward W. Rose III, President



                             ---------------------------------
                             Edward W. Rose III, Trustee

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